                                                                   EXHIBIT 10.10




















                            THERMAL CYCLER SUPPLIER
                            AUTHORIZATION AGREEMENT




















                   PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED
                PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

                            THERMAL CYCLER SUPPLIER
                            AUTHORIZATION AGREEMENT

        This Agreement ("Agreement"), effective January 1, 1995 ("Effective Date"), is made by and between The Perkin-Elmer Corporation, a New York corporation having an office at 761 Main Avenue, Norwalk, Connecticut 06859 ("Perkin-Elmer"), and Stratagene, a California corporation having an office at 11011 North Torrey Pines Road, La Jolla, California 92037 ("Thermal Cycler Supplier"), referred to collectively herein as the "Parties".

        Whereas, Perkin-Elmer has the power to convey limited rights for research and in certain other fields under U.S. Patent Nos. 4,683,195, 4,683,202 and 4,965,188, describing and claiming gene amplification processes, including a process known as the polymerase chain reaction ("PCR") process, which are owned by Hoffman-La Roche Inc., and corresponding counterpart patents and patent applications in other countries, which are owned by F. Hoffmann-La Roche Ltd (both of which are referred to collectively herein as "Roche").

        Whereas, Perkin-Elmer offers to PCR users commercial and non-commercial license rights under these patents and patent applications for automated performance of the PCR process for research and certain other fields that include, inter alia, an up-front fee component based on the capacity of thermal cyclers used to perform the process.

        Whereas, Perkin-Elmer offers to suppliers of thermal cyclers certain license rights under those patents, namely, an authorization to sell and distribute their instruments with a label conveying to their customers rights under the up-front fee component of the PCR licenses described above, and the right to promote their instruments as "Authorized Thermal Cyclers" for PCR.

         Whereas, Perkin-Elmer also has the power to convey limited license rights under U.S. Patent Nos. 5,038,852 and 5,333,675, describing and claiming automated apparatus suitable for performing the PCR process, any apparatus claim issuing from an application claiming priority of U.S. application

Serial No. 833,368 or U.S. application Serial No. 899,061 (both filed in 1986) and apparatus claims in corresponding counterpart patents and patent applications in other countries ("PCR Instrument Patents").

     WHEREAS, Perkin-Elmer offers the above process rights and apparatus rights separately or in combination and, Thermal Cycler Supplier has requested PCR process license rights only, without rights under any apparatus claims.

         NOW, THEREFORE, the Parties agree as follows:

         1.    DEFINITIONS

         1.1 "AMPLIFICATION PATENT RIGHTS" shall mean the nucleic acid amplification processes, including particularly the PCR process, covered by:
United States Patent Nos. 4,683,195, 4,683,202 and 4,695,188; any amplification process claim issuing from an application claiming priority of U.S. application Serial No. 833,368 or U.S. application Serial No. 899,061 (both filed in 1986); and any corresponding amplification process claim in patents and patent applications in other countries claiming priority of any of them.

        1.2 "AUTHORIZED REAGENT" shall mean a DNA polymerase whose use in performance of the PCR process is covered by the running-royalty component of a PCR process license for internal research and development. The running-royalty component of that license may be obtained through the purchase of reagents bearing a valid label conveying the running-royalty component; alternatively, it may be purchased from Perkin-Elmer. Other PCR process licenses in the Fields also require use of Authorized Reagents.

        1.3 "AUTHORIZED THERMAL CYCLER" shall mean a thermal cycler or temperature cycling instrument whose use in automated performance of the PCR process is covered by the up-front fee component of a PCR process license for internal research and development. The up-front fee component of that license may be obtained through the purchase of a thermal cycler or temperature cycling instrument bearing a valid label conveying the up-front component; alternatively, it may be purchased from Perkin-Elmer. Other PCR process licenses in the Fields also require use of an instrument whose use is similarly covered, i.e., an 'Authorized Thermal Cycler".

         1.4 "FIELDS" shall mean research and development, quality assurance or control, environmental testing, plant diagnostics, identity testing (other than parentage testing for humans) and forensics.

         1.5   "TERRITORY" shall mean worldwide.

         1.6   "THIRD PARTY" shall mean a party other than the Parties.

         2. GRANT

         2.1 Upon the terms and subject to the exceptions and conditions of this Agreement, Perkin-Elmer grants to Thermal Cycler Supplier the following personal, non-transferable, royalty-bearing, non-exclusive rights in the Territory under the Amplification Patent Rights:

         (a) Thermal Cycler Supplier is hereby authorized to sell and distribute to end users, directly or through its distributors and under Thermal Cycler Supplier's name and trademarks, thermal cyclers and temperature cycling instruments manufactured by Thermal Cycler Supplier or manufactured for Thermal Cycler Supplier for sale under its name and trademarks, but not otherwise to sell or distribute to thermal cycler suppliers, with a label conveying to end users (including Thermal Cycler Supplier itself) in the Fields the up-front rights of PCR process licenses as specified in the label set forth in Section
5.1 below, that is, with an Authorized Thermal Cycler label; and

         (b) Thermal Cycler Supplier may advertise and promote thermal cyclers and temperature cycling instruments so labeled as Authorized Thermal Cyclers for PCR.

         2.2 No right, immunity, authorization or license is granted under this Agreement, expressly or by implication, under any apparatus claim of any patent or patent application owned by or licensed to Perkin-Elmer or Roche. Neither this Agreement nor any grant hereunder shall affect the rights of the Parties with respect to any such claim vis-a-vis any thermal cycler or temperature cycling instrument, or the enforcement of those rights.

         2.3 No right, immunity, authorization or license is granted under this Agreement, expressly or by implication, for any other purpose, or in any other field, including: to make, have made, use or sell any polymerase amplification reagent or kit; or to perform PCR or nucleic acid amplification that is not fully licensed under the Amplification Patent Rights. No right, immunity, authorization or license is granted under this Agreement, expressly or by implication, under any patent or patent application not expressly included in Amplification Patent Rights.

         2.4 Rights granted to Thermal Cycler Supplier by this Agreement are personal to Thermal Cycler Supplier alone. Thermal Cycler Supplier shall have no right to sublicense, assign or otherwise transfer or share it rights hereunder. Notwithstanding the foregoing, Thermal Cycler Supplier may exercise its right to market, sell and distribute under Section 2.1 through independent distributors.

         3. FEES, ROYALTIES, RECORDS AND REPORTS

         3.1 For the authorization rights granted under Article 2, Thermal Cycler Supplier shall pay to Perkin-Elmer: a license issue fee of $*** plus, for each thermal cycler or temperature cycling instrument delivered of invoiced by the Thermal Cycler Supplier after the Effective Date of this Agreement, a royalty payment as follows,

         (a) for calendar year 1995: $*** for a capacity of up to *** samples plus $*** for each additional *** samples or part thereof:

        Payment($) = *** + *** x (maximum sample capacity - ***)/***,

         where the calculated fraction, (maximum sample capacity - ***)/***, is rounded to the next higher whole number; and,


*** PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED
    PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

         (b) from January 1, 1996: $*** for a capacity of up to *** samples plus $*** for each additional *** samples or part thereof;

         Payment($) = *** + *** x (maximum sample capacity - ***)/***,

         where the calculated fraction, (maximum sample capacity - ***)/***, is rounded to the next higher whole number.

The license issue fee shall be due and owing and shall be paid on execution of this Agreement. The per-thermal cycler fees shall be paid as specified in Sections 3.4 and 3.5. Each instrument for which that fee is paid shall be an Authorized Thermal Cycler and shall be so designated pursuant to Article 5 hereof.

         3.2 All amounts payable hereunder shall be payable in United States dollars.

         3.3 Thermal Cycler Supplier shall keep full true and accurate books of account containing all particulars necessary to show the amount payable to Perkin-Elmer under this Agreement. Such books and the supporting data shall be open at all reasonable times, for three (3) years following the end of the calendar year to which they pertain (and access shall not be denied thereafter, if reasonably available), to the inspection of an independent inspector retained by Perkin-Elmer. If in dispute, such records shall be kept until the dispute is settled. Inspection shall be at Perkin-Elmer's expense, unless the inspector concludes that the amount payable that is stated in a report is understated by five percent (5%) or more, in which case expenses shall be paid by Thermal Cycler Supplier.

         3.4 Thermal Cycler Supplier shall within thirty (30) days after the first of each January, April, July and October deliver to Perkin-Elmer a true and accurate accounting report. This report shall give such particulars of the business conducted by Thermal Cycler Supplier during the preceding three (3) calendar months as are pertinent to accounting under this Agreement and shall be in accordance with, and include all information specified in, the royalty report form attached hereto as Appendix A.


*** PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED
    PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

         The correctness and completeness of each report shall be attested to in writing by the responsible financial officer of Thermal Cycler Supplier or by Thermal Cycler Supplier's external auditor.

         3.5 Simultaneously with the delivery of each royalty report, Thermal Cycler Supplier shall pay to Perkin-Elmer the monies then due under this Agreement for the period covered by the report. Each report and payment shall be sent by the due date to the following address:

                         Applied Biosystems Division
                         The Perkin-Elmer Corporation
                         850 Lincoln Centre Drive
                         Foster City, California, U.S.A. 94404
                         Attention: Director of Licensing

or to any address that Perkin-Elmer may advise in writing.

         3.6 If Thermal Cycler Supplier shall fail to pay any amount owing under this Agreement by the due date, the amount owed shall bear interest at two percent (2%) over the Citibank NA base lending rate ("prime rate") from the due date until paid, provided, however, that if this interest rate is held to be unenforceable for any reason, the interest rate shall be the maximum rate allowed by law at the time the payment is due.

         3.7 Failure of Thermal Cycler Supplier to pay any amount specified under this Agreement within thirty (30) days after the due date will give Perkin-Elmer the right to terminate under Section 6.7.

         4. PAST SALES AND ACTIVITIES

         4.1 Upon execution of this Agreement Thermal Cycler Supplier shall pay to Perkin-Elmer the sum of $*** which shall be due and owing on that date.
In consideration therefor all thermal cyclers delivered or invoiced by Thermal Cycler Supplier prior to the Effective Date of this Agreement shall be considered Authorized Thermal Cyclers, subject to the conditions of Sections 4.2



*** PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED
    PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT and 5.3; and all earlier use of such thermal cyclers by customers, direct or indirect, of Thermal Cycler Supplier shall be deemed to have been use of a thermal cycler within the grant of this Agreement.

         4.2 Thermal Cycler Supplier shall send to the original end-user customers of the thermal cyclers that are the subject of Section 3.1 or Section
4.1 but were shipped without labels specified in Section 5.1 Authorized Thermal Cycler notices in accordance with Section 5.1 with a means reasonably satisfactory to Perkin-Elmer to relate each such notice to the appropriate thermal cycler. Any such thermal cycler not having an authorization notice by July 31, 1995 shall cease to be an Authorized Thermal Cycler unless Thermal Cycler Supplier establishes to the reasonable satisfaction of Perkin-Elmer that
(a) the thermal cycler falls within Section 4.1 and (b) the Authorized Thermal Cycler notice for the thermal cycler has not been applied to another instrument.

         5. AUTHORIZATION NOTICE

         5.1 Thermal Cycler Supplier agrees to include in the front of the user's manual for each Authorized Thermal Cycler, and for no other thermal cycler, a Notice as specified from time to time by Perkin-Elmer. Unless and until Perkin-Elmer reasonably instructs differently, the Notice shall be:

                            AUTHORIZED THERMAL CYCLER

               THIS INSTRUMENT, SERIAL NO.____, IS IN AUTHORIZED THERMAL CYCLER. ITS PURCHASE PRICE INCLUDES THE UP-FRONT FEE COMPONENT OF A LICENSE UNDER THE PATENTS ON THE POLYMERASE CHAIN REACTION (PCR) PROCESS, WHICH ARE OWNED BY HOFFMANN-LA ROCHE INC. AND F. HOFFMANN-LA ROCHE LTD, TO PRACTICE THE PCR PROCESS FOR INTERNAL RESEARCH AND DEVELOPMENT USING THIS INSTRUMENT. THE RUNNING-ROYALTY COMPONENT OF THAT LICENSE MAY BE PURCHASED FROM PERKIN-ELMER OR OBTAINED BY PURCHASING AUTHORIZED REAGENTS. THIS INSTRUMENT IS ALSO AN AUTHORIZED THERMAL CYCLER FOR USE WITH APPLICATIONS LICENSES AVAILABLE FROM PERKIN-ELMER. ITS USE WITH AUTHORIZED REAGENTS ALSO PROVIDES A LIMITED PCR LICENSE IN ACCORDANCE WITH THE LABEL RIGHTS ACCOMPANYING SUCH REAGENTS. PURCHASE OF THIS PRODUCT DOES NOT ITSELF CONVEY TO THE PURCHASER A COMPLETE LICENSE OR RIGHT TO PERFORM THE PCR PROCESS. FURTHER INFORMATION ON PURCHASING LICENSES TO PRACTICE THE PCR PROCESS MAY BE OBTAINED BY CONTACTING THE DIRECTOR OF LICENSING AT THE PERKIN-ELMER CORPORATION, 850 LINCOLN CENTRE DRIVE, FOSTER CITY, CALIFORNIA 94404.

               PERKIN-ELMER DOES NOT GUARANTEE THE PERFORMANCE OF THIS
               INSTRUMENT.

         5.2 Thermal Cycler Supplier agrees to affix permanently and prominently to each Authorized Thermal Cycler the designation "Authorized Thermal Cycler," its Serial Number and a direction to consult the user's manual for license information.

         5.3 Thermal Cycler Supplier further agrees to instruct the ultimate purchaser that transfer of the thermal cycler without the Serial Number or the Notice shall automatically terminate the authorization granted by this Agreement and the thermal cycler shall cease to be an Authorized Thermal Cycler.

         5.4 To avoid confusion among thermal cycler users, Thermal Cycler Supplier agrees not to designate or refer to its Authorized Thermal Cyclers as "licensed" under the Amplification Patent Rights or "licensed" for PCR. However, Perkin-Elmer agrees that Thermal Cycler Supplier may designate or refer to its Authorized Thermal Cyclers as carrying up-front license rights under the Amplification Patent Rights in a manner that fairly does not suggest that use of an Authorized Thermal Cycler conveys a full license under the Amplification Patent Rights.

         6. TERM AND TERMINATION

         6.1 This Agreement, unless sooner terminated, shall continue until the expiration of the last-to-expire of the Amplification Patent Rights.

         6.2 This Agreement shall terminate upon a holding of invalidity or unenforceability of all claims of the Amplification Patent Rights by a final court decision from which no appeal is or can be taken.

         6.3 Thermal Cycler Supplier may terminate this Agreement for any reason by giving written notice to Perkin-Elmer and ceasing to advertise or promote its thermal cyclers as Authorized Thermal Cyclers. Such termination shall be effective ninety (90) days after said notice or cessation, whichever is later.

         6.4 The decision of a Court or Administrative body finding Perkin-Elmer liable or culpable due to Thermal Cycler Supplier's manufacture, sale or distribution of Authorized Thermal Cyclers shall give Perkin-Elmer the right to terminate this Agreement immediately upon notice.

         6.5 This Agreement shall terminate upon (i) an adjudication of Thermal Cycler Supplier as bankrupt or insolvent, or Thermal Cycler Supplier's admission in writing of its inability to pay its obligations as they mature; (a) an assignment by Thermal Cycler Supplier for the benefit of creditors; (iii) the appointment of, or Thermal Cycler Supplier's applying for or consenting to the appointment of a receiver, trustee or similar officer for a substantial part of its property; (iv) the institution of or any act of Thermal Cycler Supplier instituting any bankruptcy, insolvency arrangement, or similar proceeding; (v) the issuance or levy of any judgment, writ, warrant of attachment or execution or similar process against a substantial part of the property of Thermal Cycler Supplier; or (vi) loss of Thermal Cycler Suppliers federal or state licenses, permits or accreditation necessary for distribution of Authorized Thermal Cyclers.

         6.6 Perkin-Elmer may terminate this Agreement immediately on notice upon any change in the ownership or control of Thermal Cycler Supplier or of its assets. For such purposes, a "change in ownership or control" shall mean that ***% or more of the voting stock of Thermal Cycler Supplier becomes subject to the ownership or control of a person or entity, or any related group of persons or entities acting in concert, which person(s) or entity(ies) did not own or control any portion of the voting stock on the Effective Date hereof. Perkin-Elmer shall have the same right to terminate upon any transfer of ***% or more of the assets of Thermal Cycler Supplier. Thermal Cycler Supplier warrants that no portion of its voting stock was owned on the Effective Date hereof by any instrument manufacturer or biotechnology company.

         6.7 Upon any breach of or default of a material term under this Agreement by Thermal Cycler Supplier, Perkin-Elmer may terminate this Agreement upon thirty (30) days' written notice. Perkin-Elmer will withdraw such notice if, during the notice period, Thermal Cycler Supplier fully cures such breach or default to Perkin-Elmer's reasonable satisfaction.


*** PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED
    PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

        6.8 Upon expiration or termination of this Agreement, all rights granted to Thermal Cycler Supplier shall revert to or be retained by Perkin-Elmer.

        6.9 Thermal Cycler Supplier's obligations to report and pay royalties as to activities under the Agreement shall survive termination or expiration.

        7. CONFIDENTIALITY - PUBLICITY

        7.1 In advertisements, catalogs, brochures, sales literature and promotional literature for Authorized Thermal Cyclers, Thermal Cycler Supplier shall state the following prominently in type and location:

               Practice of the patented polymerase chain reaction (PCR) process requires a license. Stratagene's thermal cycler is an Authorized Thermal Cycler. Its use with Authorized Reagents provides a limited PCR license in accordance with the label rights accompanying such reagents. It may also be used with PCR licenses available from The Perkin-Elmer Corporation.

        7.2 With respect to Thermal Cycler Supplier's distribution of any written information to Third Parties, including but not limited to advertising, brochures, catalogs, promotional and sales material, and public relations material, Perkin-Elmer shall have the right to prescribe changes regarding references to, or descriptions of: Perkin-Elmer, PCR, the Amplification Patent Rights, the PCR Instrument Patents, PCR licenses or authorizations, or this Agreement. Thermal Cycler Supplier agrees to comply with Perkin-Elmer's reasonable prescriptions.

        7.3 Except as provided in Sections 7.1 and 7.2, Thermal Cycler Supplier shall, to the extent reasonably practicable, maintain the confidentiality of the provisions of this Agreement and shall refrain from disclosing the terms of this Agreement without the prior written consent of Perkin-Elmer, except to the extent Thermal Cycler Supplier concludes in good faith that such disclosure is required under applicable law or regulation, in which case Perkin-Elmer shall be notified in advance.

        8. COMPLIANCE AND QUALITY

        8.1 In the exercise of any and all rights and in performance hereunder, it shall be the duty of the Thermal Cycler Supplier, not Perkin-Elmer, to comply fully with all applicable laws, regulations and ordinances and to obtain and keep in affect licenses, permits and other governmental approvals (federal, state or local) necessary or appropriate to carry on activities hereunder.

        8.2 Perkin-Elmer does not approve or endorse thermal cyclers of Thermal Cycler Supplier in any way or for any purpose, including PCR. Quality and quality control with respect to suitability for PCR, according to standards and requirements that may exist in the marketplace from time to time, are the sole responsibility of Thermal Cycler Supplier.

        9. ASSIGNMENT

        9.1 This Agreement shall not be assigned by Thermal Cycler Supplier (including without limitation any assignment or transfer that would arise from a sale or transfer of Thermal Cycler Supplier's business).

        9.2 Perkin-Elmer may assign all or any part of its rights and obligations under this Agreement at any time without the consent of Thermal Cycler Supplier. Thermal Cycler Supplier agrees to execute such further acknowledgments or other instruments as Perkin-Elmer may reasonably request in connection with such assignment.

        10. NEGATION OF WARRANTIES AND INDEMNITY

        10.1 Nothing in this Agreement shall be construed as: (a) a warranty or representation by Perkin-Elmer as to the validity or scope of any patent; (b) a warranty or representation that the practice under the Amplification Patent Rights is or will be free from infringement of patents of Third Parties; (c) an authority or obligation to sublicense or to sue Third Parties for infringement;
(d) except as expressly set forth herein, conferring the right to use in advertising, publicity or otherwise, in any form, the name of, or any trademark or trade name of, Perkin-Elmer or Roche; (e) conferring by implication, estoppel or otherwise any license, immunity or right under any patent owned by or licensed to Perkin-Elmer or Roche other than those specified, regardless of whether such patent is dominant or subordinate to the Amplification Patent Rights; (f) an obligation to furnish any know-how; or (g) creating any agency, partnership, joint venture or similar relationship between Perkin-Elmer or Roche and Thermal Cycler Supplier.

        10.2 PERKIN-ELMER MAKES NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

        10.3 Thermal Cycler Supplier agrees to take all reasonable precautions to prevent death, personal injury, illness and property damage from the use of Authorized Thermal Cyclers. Thermal Cycler Supplier shall assume full responsibility for its operation under the Amplification Patent Rights, the manufacture of Authorized Thermal Cyclers and the use thereof and shall defend, indemnify and hold Perkin-Elmer harmless from and against all liability, demands, damages, expenses (including attorneys' fees) and losses for death, personal injury, illness, property damage or any other injury or damage, including any damages or expenses arising in connection with state or federal regulatory action, in view of the use by Thermal Cycler Supplier, its officers, directors, agents and employees of the Amplification Patent Rights, and the manufacture and use of Authorized Thermal Cyclers except that Thermal Cycler Supplier shall not be liable to Perkin-Elmer for injury or damage arising solely out of or resulting from Perkin-Elmer's negligence, willful conduct or intentional acts or intentional omissions with respect to a Perkin-Elmer-supplied product.

        11. ***


*** PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED
    PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

;
        12. GENERAL

        12.1 This Agreement constitutes the entire agreement between the Parties as to the subject matter hereof, and all prior negotiations, representations, agreements and understandings are merged into, extinguished by and completely expressed by it. This Agreement may be modified or amended only by a writing executed by authorized officers of each of the Parties.

        12.2 Any notice required or permitted to be given by this Agreement shall be given by postpaid, first class, registered or certified mail, or by courier or facsimile, property addressed to the other party at the respective address as shown below:

If to Perkin-Elmer:

                        Applied Biosystems Division
                        The Perkin-Elmer Corporation
                        850 Lincoln Centre Drive
                        Foster City, California U.S.A. 94404
                        Att'n.: Director of Licensing

If to Thermal Cycler Supplier:

                        Stratagene
                        11011 North Torrey Pines Road
                        La Jolla, California U.S.A. 92037
                        Att'n.: Chief Executive Officer

Either party may change its address by providing notice to the other. A notice shall be deemed given four (4) full business days after the day of mailing, or one full day after the date of delivery to the courier, or the date of facsimile transmission, as the case may be.

        12.3 Governing Law and Venue. This Agreement shall be deemed made in the County and State of New York, and it shall be construed and enforced in accordance with the law of the State of New York. The Parties agree that the exclusive jurisdiction and venue for any dispute or controversy arising from this Agreement shall be in the state or federal courts in New York.

        12.4 Arbitration

        (a) If arbitration is demanded within the applicable statute of limitations for commencement of an action in a New York court, disputes concerning solely the determination of certain facts shall be settled by final and binding arbitration at a mutually convenient location in the State of New York pursuant to the commercial arbitration rules of the American Arbitration Association in accordance with the following procedure: the arbitration tribune shall consist of three arbitrators, one selected by each party and the third, the chairman, selected by those two within sixty (60) days of the filing of the answer.

        (b) Factual disputes subject to arbitration under this section include: royalty payments due under Section 3.1 or Section 3.3, Thermal Cycler Supplier's compliance with Sections 5.2 and

5.3, Thermal Cycler Supplier's compliance with the second sentence of Section 5.4, the occurrence of facts triggering expiration under Section 6.1 or termination under Section 6.2 or Section 6.6, and Thermal Cycler Supplier's right to notification and option under Article 11. Other factual disputes and issues of law, including but not limited to the validity, enforceability, scope or infringement of any patent, shall not be subject to arbitration under this section.

        (c) The decision of the arbitration tribunal shall be final and judgment thereon may be entered in any competent state or federal court in New York for judicial acceptance of such award and order of enforcement. Each party hereby submits itself to the jurisdiction of the state and federal courts in New York for the entry of judgment with respect to decisions of arbitrators hereunder.

        12.5 Negotiation. Prior to commencing any lawsuit with respect to any claim or controversy under this Agreement or the interpretation thereof, or prior to demanding arbitration under Section 12.4, each party agrees to consult with the other party to attempt to resolve the claim or controversy. The Parties agree to attempt in good faith to achieve a resolution through consultation.

        12.6 Nothing in this Agreement shall be construed to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this Agreement or concerning the legal right of the Parties to enter into this contract and any statute, law or ordinance, the latter shall prevail, but the provision shall be limited only to the extent necessary.

        12.7 If any provision of this Agreement is held or discovered to both parties' satisfaction to be illegal, invalid or unenforceable in any jurisdiction or to render any patent in that jurisdiction unenforceable, the provisions as it applies to that jurisdiction only shall be replaced automatically, as part of the document, by a provision as similar in terms as possible but not subject to such infirmity, in order to achieve the intent of the parties to the extent possible. In any event, as to that jurisdiction all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

        IN WITNESS WHEREOF, the Parties hereto, have duly executed this Agreement on the date(s) indicated below.




THE PERKIN-ELMER CORPORATION                 STRATAGENE


By:  /s/ MICHAEL W. HUNKAPILLER              By: /s/ [Signature Illegible]
   --------------------------------             --------------------------------
     Michael W. Hunkapiller, Ph.D.


Title:    Vice President                     Title:    CFO
                                                    ----------------------------


Date:     4/20/95                            Date:     4/19/95
     ------------------------------               ------------------------------

APPENDIX A

                             SUMMARY ROYALTY REPORT
                THERMAL CYCLER SUPPLIER AUTHORIZATION AGREEMENT
                      FOR THE PERIOD __/__/95 TO __/__/95

THERMAL CYCLER(TC) SUPPLIER: STRATAGENE     FOR SALES IN THE COUNTRY OF_________

LICENSE NUMBER: __________      EFFECTIVE DATE: __/__/__

     [ ] Check here if there were no sales for this period

--------------------------------------------------------------------------------------------------------------------------
                                                                       ROYALTY (IN$) PER TC:
     TC MODEL NO.        NO. OF TCS     SAMPLE CAPACITY     *** + *** X (MAX. SAMPLE CAPACITY - ***)/*** *    ROYALTY DUE
--------------------------------------------------------------------------------------------------------------------------
1.
  ------------------     ---------      ---------------     ------------------------------------------          ----------
2.
  ------------------     ---------      ---------------     ------------------------------------------          ----------
3.
  ------------------     ---------      ---------------     ------------------------------------------          ----------
4.
  ------------------     ---------      ---------------     ------------------------------------------          ----------
5.
  ------------------     ---------      ---------------     ------------------------------------------          ----------
6.
  ------------------     ---------      ---------------     ------------------------------------------          ----------
                                                                                          TOTAL ROYALTY EARNED
                                                                                                                ----------
                                                                                          APPLICABLE CREDIT**
                                                                                                                ----------
                                                                                          ROYALTY PAYMENT DUE
                                                                                                                ----------

* The fraction (max. sample capacity - ***)/*** is rounded to the next higher whole number
** Please attach supporting or supplemental data to this sheet

I HEREBY CERTIFY THE INFORMATION SET FORTH ABOVE IS CORRECT AND COMPLETE WITH RESPECT TO THE AMOUNTS DUE UNDER THE APPLICABLE LICENSE AGREEMENT.

By:                       Title:                        Date:
   ---------------------        -----------------------      -------------------
Name (please print):
                    ------------------------------
================================================================================
THE PERKIN-ELMER CORPORATION
SEND REPORT TO:
Director of Licensing, Applied Biosystems Division, The Perkin-Elmer Corp., 850 Lincoln Centre Dr., Foster City, CA 94404



*** PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED
    PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT



TC Supplier Authorization Agreement    -18-                  Stratagene -4-14-95

APPENDIX A - page 2

                             SUMMARY ROYALTY REPORT
                THERMAL CYCLER SUPPLIER AUTHORIZATION AGREEMENT
                      FOR THE PERIOD __/__/9_ TO __/__/9_

THERMAL CYCLER(TC) SUPPLIER: STRATAGENE     FOR SALES IN THE COUNTRY OF_________

LICENSE NUMBER: __________      EFFECTIVE DATE: __/__/__

     [ ] Check here if there were no sales for this period

--------------------------------------------------------------------------------------------------------------------------
                                                                       ROYALTY (IN$) PER TC:
     TC MODEL NO.        NO. OF TCS     SAMPLE CAPACITY     *** + *** X (MAX. SAMPLE CAPACITY - ***)/*** *    ROYALTY DUE
--------------------------------------------------------------------------------------------------------------------------
1.
  ------------------     ---------      ---------------     ------------------------------------------          ----------
2.
  ------------------     ---------      ---------------     ------------------------------------------          ----------
3.
  ------------------     ---------      ---------------     ------------------------------------------          ----------
4.
  ------------------     ---------      ---------------     ------------------------------------------          ----------
5.
  ------------------     ---------      ---------------     ------------------------------------------          ----------
6.
  ------------------     ---------      ---------------     ------------------------------------------          ----------
                                                                                          TOTAL ROYALTY EARNED
                                                                                                                ----------
                                                                                          APPLICABLE CREDIT**
                                                                                                                ----------
                                                                                          ROYALTY PAYMENT DUE
                                                                                                                ----------

* The fraction (max. sample capacity - ***)/*** is rounded to the next higher whole number
** Please attach supporting or supplemental data to this sheet

I HEREBY CERTIFY THE INFORMATION SET FORTH ABOVE IS CORRECT AND COMPLETE WITH RESPECT TO THE AMOUNTS DUE UNDER THE APPLICABLE LICENSE AGREEMENT.

By:                       Title:                        Date:
   ---------------------        -----------------------      -------------------
Name (please print):
                    ------------------------------
================================================================================
THE PERKIN-ELMER CORPORATION
SEND REPORT TO:
Director of Licensing, Applied Biosystems Division, The Perkin-Elmer Corp., 850 Lincoln Centre Dr., Foster City, CA 94404



*** PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED
    PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT



TC Supplier Authorization Agreement    -19-                  Stratagene -4-14-95